T. Rowe Price Intermediate Tax- Free High Yield Fund

Supplement to Prospectus and Summary Prospectus dated July 1, 2023

At a meeting held on July 24, 2023, the fund’s Board of Directors approved the termination of the fund’s Advisor Class. Effective immediately, the Advisor Class will no longer be offered for purchase and will be terminated effective September 27, 2023.

The date of this supplement is July 27, 2023.

F100-041 7/27/23